TEXAS CAPITAL FUNDS TRUST

Texas Capital Texas Equity Index ETF
Texas Capital Texas Oil Index ETF
(each, an “ETF” or a “Fund,” and together, the “ETFs”)

Supplement dated August 20, 2026 to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated April 30, 2026, as supplemented to date

This Supplement contains new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI. Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

Effective September 16, 2026 (the “Effective Date”), each Fund’s principal U.S. listing exchange will change from NYSE Arca, Inc. to the Texas Stock Exchange.

Accordingly, as of the Effective Date, all references to “NYSE Arca, Inc.” and “NYSE Arca” as each Fund’s principal U.S. listing exchange in the Fund’s Summary Prospectus, Prospectus and SAI are deleted and replaced with “Texas Stock Exchange” and “TXSE,” respectively.

For further information, please contact the Funds toll-free at (844) TCB-ETFs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.